UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 4, 2011

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California		92606
(Address of principal executive offices)		(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2011 by Newport Corporation, a Nevada corporation (the “Company”), on October 4, 2011, the Company completed its acquisition of 100% of the outstanding capital stock of Ophir Optronics Ltd., an Israeli company (“Ophir”), pursuant to the Agreement and Plan of Merger dated as of July 7, 2011 (the “Merger Agreement”), by and among the Company, Helios Merger Sub Ltd., an Israeli company and a wholly owned subsidiary of the Company (“Merger Sub”), and Ophir. The acquisition was effected through the merger (the “Merger”) of Merger Sub with and into Ophir, with Ophir surviving the Merger as a wholly owned subsidiary of the Company.

Pursuant to the terms of the Merger Agreement, the Company paid an aggregate of approximately $242.3 million in cash to acquire all outstanding ordinary shares, stock options, stock appreciation rights and warrants of Ophir. The Company funded the consideration paid pursuant to the Merger Agreement with a combination of approximately $162.8 million of cash on hand and approximately $79.5 million of the net proceeds received by the Company from the new term loan facility described in Item 1.01 of the Company’s Current Report on Form 8-K filed on October 7, 2011.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8 K filed by the Company with the Securities and Exchange Commission on July 11, 2011.

This Amendment No. 1 to the Current Report on Form 8-K filed on October 7, 2011 is being filed to include financial statements of Ophir as required by Item 9.01(a) of Form 8-K, and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)

The following financial statements of Ophir, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), are being filed with this report as Exhibit 99.1:

(1)	Consolidated balance sheets as of September 30, 2011 (unaudited) and December 31, 2010;

(2)	Consolidated statements of comprehensive income (unaudited) for the nine months ended September 30, 2011 and 2010;

(3)	Consolidated statements of cash flow (unaudited) for the nine months ended September 30, 2011 and 2010; and

(4)	Notes to the consolidated financial statements.

(ii)

The following financial statements of Ophir, which have been prepared in accordance with IFRS as issued by the IASB and have been audited in accordance with auditing standards generally accepted in the United States, are being filed with this report as Exhibit 99.2:

(1)	Auditor’s Report to the Shareholders of Ophir issued by Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global;

(2)	Independent Auditor’s Report to the Members of Ophir Optics, LLC issued by Feeley & Driscoll, P.C.;

(3)	Independent Auditor’s Report to the Members of Ophir-Spiricon, LLC issued by Haynie & Company CPAs, P.C.;

(4)	Independent Auditor’s Report to the Members of Ophir-Photon, LLC issued by Haynie & Company CPAs, P.C.;

(5)	Consolidated balance sheets as of December 31, 2010 and December 31, 2009;

(6)	Consolidated statements of comprehensive income for the years ended December 31, 2010 and December 31, 2009;

(7)	Consolidated statements of changes in equity for the years ended December 31, 2010 and December 31, 2009;

(8)	Consolidated statements of cash flow for the years ended December 31, 2010 and December 31, 2009; and

(9)	Notes to the consolidated financial statements.

(b)	Pro forma financial information.

The following pro forma financial information is being filed with this report as Exhibit 99.3:

(1)	Unaudited pro forma condensed combined balance sheet of the Company as of October 1, 2011;

(2)	Unaudited pro forma condensed consolidated balance sheet of Ophir as of September 30, 2011, as adjusted in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”);

(3)	Unaudited pro forma combined statement of income of the Company for the nine months ended October 1, 2011;

(4)	Unaudited pro forma consolidated statement of income of Ophir for the nine months ended September 30, 2011, as adjusted in accordance with U.S. GAAP;

(5)	Unaudited pro forma combined statement of income of the Company for the year ended January 1, 2011;

(6)	Unaudited pro forma consolidated statement of income of Ophir for the year ended December 31, 2010, as adjusted in accordance with U.S. GAAP; and

(7)	Notes to unaudited pro forma combined financial statements.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global

23.2	Consent of Haynie & Company CPAs, P.C.

23.3	Consent of Feeley & Driscoll, P.C.

99.1	Financial statements listed in Item 9.01(a)(i).

99.2	Financial statements listed in Item 9.01(a)(ii).

99.3	Pro forma financial information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2011	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global

23.2	Consent of Haynie & Company CPAs, P.C.

23.3	Consent of Feeley & Driscoll, P.C.

99.1	Financial statements listed in Item 9.01(a)(i).

99.2	Financial statements listed in Item 9.01(a)(ii).

99.3	Pro forma financial information listed in Item 9.01(b).